UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

VIGIL NEUROSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41200	85-1880494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Vigil Neuroscience, Inc. 100 Forge Rd, Suite 700 Watertown, Massachusetts, 02472 (Address of principal executive offices, including zip code)

(857) 254-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VIGL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 18, 2024, Vigil Neuroscience, Inc. (the “Company”) issued a press release announcing an update on its Phase 2 IGNITE clinical trial. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under Item 7.01 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 18, 2024, the Company announced that it is updating the clinical development strategy for iluzanebart to preserve the IGNITE Phase 2 clinical trial dataset for a final analysis at 12 months, which the Company believes provides an opportunity to leverage our biomarker strategy and to pursue the potential accelerated approval pathway. As part of this strategy, the Company will not conduct an interim analysis prior to the study completion, and will instead plan to report the final analysis, including all patients at 12 months dosed with either 20 mg/kg or 40 mg/kg of iluzanebart, in the first half of 2025.

Forward-Looking Statements

The disclosure under this Item 8.01 contains “forward-looking statements” of the Company that are made pursuant to the safe harbor provisions of the federal securities laws, including, without limitation, express or implied statements regarding the timing of the final analysis of the Phase 2 IGNITE clinical trial as well as the success and timing of potential future regulatory interactions regarding the accelerated approval pathway. Factors that could cause actual results to differ include the risks related to delays in the completion of the Company’s clinical trials; as well as the risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and in any subsequent filings it may make with the SEC. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Vigil Neuroscience, Inc., dated July 18, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vigil Neuroscience, Inc.

Date: July 18, 2024	By:	/s/ Ivana Magovčević-Liebisch
Ivana Magovčević-Liebisch
President and Chief Executive Officer